Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Tennant Company (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Paulson, Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	10/28/2013	/s/ Thomas Paulson
Thomas Paulson
Vice President and Chief Financial Officer